===============================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                _______________


                                   Form 8-K/A

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                November 1, 1999
                Date of Report (Date of earliest event reported)

                         Commission file number 1-12657

                                 ______________


                              DYNATECH CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                                                    04-2258582
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                            Identification Number)


                          3 New England Executive Park
                      Burlington, Massachusetts 01803-5087
               (Address of principal executive offices)(Zip code)


      Registrant's telephone number, including area code: (781) 272-6100

================================================================================

Item 2.   Acquisition and Disposition of Assets.
          -------------------------------------

          As described in the Registrant's Current Report on Form 8-K filed on November 9, 1999 (the "Initial 8-K"), pursuant to an Agreement and Plan of Merger, dated September 7, 1999 (the "Merger Agreement"), among Applied Digital Access, Inc., a Delaware Corporation ("Target"), Dynatech Corporation, a Delaware Corporation (the "Registrant"), and Dynatech Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of the Registrant ("Purchaser"), Purchaser commenced a tender offer (the "Offer") on September 14, 1999, for all the outstanding shares of common stock, par value $.001 per share, of Target (the "Shares") at a price of $5.37 per share, net to the sellers in cash, without interest (the "Offer Price"). The Offer was made pursuant to the Offer to Purchase, dated September 14, 1999, and the related Letter of Transmittal of Purchaser and the Registrant.

          The Offer expired at 12:00 midnight, New York City time, on
November 1, 1999. A total of 12,253,640 Shares, or approximately 91% of the outstanding Shares, were tendered pursuant to the Offer. Following expiration of the Offer, Purchaser accepted for payment, and paid for, all validly tendered Shares resulting in a change in control of Target.

         Pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL"), Purchaser was merged (the "Merger") with and into Target, effective on November 8, 1999, when Purchaser filed a Certificate of Ownership and Merger with the Secretary of State of Delaware. Under the DGCL, no action was required by the stockholders of Target, other than Purchaser through its Board of Directors, for the Merger to become effective. As a result of the Merger (i) Target became a wholly owned subsidiary of Dynatech LLC, a Delaware limited liability company and wholly owned subsidiary of the Registrant and (ii) each Share issued and outstanding (other than Shares held by Purchaser or any other direct or indirect subsidiary of the Registrant or subject to appraisal rights under Delaware law) was converted into the right to receive $5.37 per share in cash, without any interest (the "Merger Consideration").

         This Current Report on Form 8-K/A supplements the Initial 8-K to include financial statements and pro forma financial information required by
Item 7.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated November 1, 1999 to read in its entirety as follows:


     (a) Financial statements of business acquired attached to this Current Report on Form 8-K/A as exhibits:

          1. Applied Digital Access, Inc. Form 10-K as of December 31, 1998.

          2. Applied Digital Access, Inc. Form 10-Q as of June 30, 1999.

     (b)  Pro forma financial information: See page 4 hereof

     (c)  Exhibits:

          2.1 Agreement and Plan of Merger, dated September 7, 1999, between Target, the Registrant and Purchaser (previously filed on September 14, 1999, with the Securities and Exchange Commission as an exhibit to the combined Schedule 14D-1 and Schedule 13D of Purchaser and the Registrant and incorporated herein by reference).

          3.0  Applied Digital Access, Inc. Form 10-K as of December 31, 1998.

          4.0  Applied Digital Access, Inc. Form 10-Q as of June 30, 1999.

          5.0  Consent of Independent Accountants.

          6.0  Consent of Independent Accountants.

          99.1 Press Release of the Registrant, dated November 2, 1999 (previously filed on November 2, 1999 as an exhibit to Amendment No. 3 to the combined Schedule 14D-1 and Schedule 13D of Purchaser and the Registrant and incorporated herein by reference).

          99.2 Press Release of the Registrant, dated November 8, 1999 (previously filed on November 1, 1999 with the Securities and Exchange Commission as an exhibit to the Registrant's Current Report on Form 8-K and incorporated herein by reference).

                        Pro Forma Financial Statements
                        ------------------------------

On November 1, 1999 and subsequently on November 8, 1999, Dynatech Corporation (the "Company"), through one of its wholly owned subsidiaries, acquired all the outstanding stock of Applied Digital Access, Inc. ("ADA") for $5.37 per outstanding share which approximated $81 million in the aggregate including acquisition costs. The Company accounted for this acquisition using the purchase method of accounting and generated approximately $40 million of goodwill which will be amortized over three years.

The Company funded the purchase by expending from available funds $15 million and by borrowing $65 million under its revolving credit facility.

ADA is headquartered in San Diego, CA and is a provider of network performance management products that include systems, software and services used to manage the quality, performance, availability and reliability of telecommunications service providers' networks. The results of operations of ADA on a prospective basis will be included with the Company's communications test business segment.

For purposes of this presentation, pro forma adjustments have been made to the historical results of operations to provide information as to how the acquisition of ADA might have affected the results of operations of the Company.

The unaudited pro forma consolidated statements of operations assume the acquisition had taken place at the beginning of the corresponding periods presented. The unaudited pro forma consolidated balance sheet assumes the acquisition had taken place at September 30, 1999.

The Company operates on a fiscal year-end of March 31. Prior to the acquisition by the Company, ADA operated on a calendar year-end of December 31. The following pro forma Consolidated Statements of Operations include the results of operations of ADA for the same periods as reported by the Company. This updating was accomplished by adding subsequent interim period results to the most recent fiscal year-end information and deducting the comparable preceding year interim period results.

The following unaudited pro forma financial information is provided:

     1.   Pro Forma Consolidated Balance Sheet as of September 30, 1999
     2. Pro Forma Consolidated Statement of Operations for the six months ended September 30, 1999
     3. Pro Forma Consolidated Statement of Operations for the twelve months ended March 31, 1999

This unaudited pro forma information does not purport to be indicative of the results of operations that would have been obtained if the acquisition had occurred at the beginning of the fiscal year presented, and is not intended to be a projection of future results. This information should be read in conjunction with the audited financial statements of both organizations.

The final allocation of the purchase price may vary as additional information is obtained and accordingly, the ultimate allocation may differ from that used in the unaudited condensed pro forma combined financial statements.

                              DYNATECH CORPORATION
                Pro Forma Consolidated Statement of Operations
                  For the Six Months Ended September 30, 1999
                      (In thousands except per share data)
                                  (Unaudited)

                                                                     Applied
                                                       Dynatech      Digital                         Pro Forma
                                                      Corporation     Access    Adjustments          Results
                                                      -----------   --------   -----------          ---------
Sales                                                 $   316,919   $ 19,324   $       ---          $ 336,243
Cost of sales                                             141,281      7,464           ---            148,745
                                                      -----------   --------   -----------          ---------
Gross profit                                              175,638     11,860           ---            187,498

Selling, general & administrative expense                  82,371      7,660          (152)  /(1)/     89,879
Product development expense                                31,692      5,291           ---             36,983
Recapitalization and other related costs                   13,259        ---           ---             13,259
Amortization of intangibles                                 3,157        ---         6,628   /(2)/      9,785
Amortization of unearned compensation                         852        ---           ---                852
                                                      -----------   --------   -----------          ---------
Total operating expenses                                  131,331     12,951         6,476            150,758
                                                      -----------   --------   -----------          ---------
Operating income (loss)                                    44,307     (1,091)       (6,476)            36,740

Interest expense                                          (25,443)       ---        (2,925)  /(3)/    (28,368)
Interest income                                             1,303        297          (346)  /(4)/      1,254
Other income (expense)                                         28         (4)          ---                 24
                                                      -----------   --------   -----------          ---------
Income (loss) before income taxes                          20,195       (798)       (9,747)             9,650

Income tax provision (benefit)                              8,078        137        (1,486)  /(5)/      6,729
                                                      -----------   --------   -----------          ---------
 Net income (loss)                                    $    12,117   $   (935)  $   ( 8,261)         $   2,921
                                                      ===========   ========   ===========          =========
Income (loss) per common share:
   Basic                                              $      0.10                                   $    0.02
   Diluted                                            $      0.09                                   $    0.02
                                                      ===========                                   =========
Weighted average number of common shares:
   Basic                                                  120,928                                     120,928
   Diluted                                                129,768                                     120,928
                                                      ===========                                   =========

_______________________

(1)  Represents the elimination of duplicate general and administrative expenses
(2) Represents the amortized portion of the excess purchase price due to the acquisition
(3) Represents the additional interest expense due to the additional debt incurred
(4)  Represents the reduction in interest income due to the lower cash balance
(5) Represents the income tax effect of the pro forma adjustments and recognizes the tax benefit of loss generated by ADA not previously recognized on ADA historical financial statements

                              DYNATECH CORPORATION
                Pro Forma Consolidated Statement of Operations
                   For the Twelve Months Ended March 31, 1999
                      (In thousands except per share data)


                                                                        Applied
                                                                          Digital
                                                           Dynatech        Access                          Pro Forma
                                                         Corporation    (Unaudited)   Adjustments           Results
                                                         -----------    -----------   ------------         ----------
Sales                                                    $   522,854    $    31,147   $        ---         $  554,001
Cost of sales                                                228,572         12,817            ---            241,389
                                                         -----------    -----------   ------------         ----------
Gross profit                                                 294,282         18,330            ---            312,612

Selling, general & administrative expense                    149,006         14,926           (587)  /(1)/    163,345
Product development expense                                   54,023         12,738            ---             66,761
Recapitalization and other related costs                      43,386            ---            ---             43,386
Restructuring charge                                             ---          1,335            ---              1,335
Amortization of intangibles                                    6,228            ---         13,256   /(2)/     19,484
Amortization of unearned
  compensation                                                 1,519            ---            ---              1,519
                                                         -----------    -----------   ------------         ----------
Total operating expenses                                     254,162         28,999         12,669            295,830
                                                         -----------    -----------   ------------         ----------
Operating income (loss)                                       40,120        (10,669)       (12,669)            16,782

Interest expense                                             (46,198)           ---         (5,850)  /(3)/    (52,048)
Interest income                                                3,398            620           (692)  /(4)/      3,326
Gain on sale of subsidiary                                    15,900            ---            ---             15,900
Other income                                                      59             10            ---                 69
                                                         -----------    -----------   ------------         ----------
Income (loss) before income taxes                             13,279        (10,039)       (19,211)           (15,971)

Income tax provision (benefit)                                 6,834            203         (5,992)  /(5)/      1,045
                                                         -----------    -----------   ------------         ----------
 Net income (loss)                                       $     6,445    $   (10,242)  $    (13,219)        $  (17,016)
                                                         ===========    ===========   ============         ==========
Income (loss) per common share:
   Basic                                                 $      0.06                                       $    (0.16)
   Diluted                                               $      0.06                                       $    (0.16)
                                                         ===========                                       ==========
Weighted average number of common shares:
   Basic                                                     106,212                                          106,212
   Diluted                                                   111,464                                          106,212
                                                         ===========                                       ==========

____________________

(1)  Represents the elimination of duplicate general and administrative expenses
(2) Represents the amortized portion of the excess purchase price due to the acquisition
(3) Represents the additional interest expense due to the additional debt incurred
(4)  Represents the reduction in interest income due to the lower cash balance
(5) Represents the income tax effect of the pro forma adjustments and recognizes the tax benefit of loss generated by ADA not previously recognized on ADA historical financial statements

                             DYNATECH CORPORATION
                     Pro Forma Consolidated Balance Sheet
                              September 30, 1999
                                (In thousands)
                                  (Unaudited)

                                                                      Applied                        Pro Forma
                                                         Dynatech     Digital                         Balance
                                                       Corporation    Access    Adjustments            Sheet
ASSETS                                                 -----------   --------   -----------          ---------
Current assets:
   Cash and cash equivalents                           $    40,162   $ 13,153   $   (16,110)  /(1)/  $  37,205
   Accounts receivable, net                                 77,613      6,538          (205)  /(2)/     83,946
   Inventory, net                                           43,954      5,190         4,149   /(3)/     53,293
   Other current assets                                     24,167      2,337           (17)  /(4)/     26,487
                                                       -----------   --------   -----------          ---------
      Total current assets                                 185,896     27,218       (12,183)           200,931

Property and equipment, net                                 28,467      3,192           ---             31,659
Intangible assets, net                                      58,568        ---        38,956   /(5)/     97,524
Other assets                                                54,781      2,088        16,685   /(4)/     73,554
                                                       -----------   --------   -----------          ---------
                                                       $   327,712   $ 32,498   $    43,458          $ 403,668
                                                       ===========   ========   ===========          =========

LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities:
   Current portion of long-term debt                   $     5,178   $    ---   $       ---          $   5,178
   Accounts payable                                         27,642      4,600           ---             32,242
   Accrued expenses:
      Compensation and benefits                             20,514      1,110           750   /(6)/     22,374
      Deferred revenue                                      33,149      1,330           ---             34,479
      Interest                                              10,209        ---           ---             10,209
      Other accrued expenses                                19,674      2,734           250   /(6)/     22,658
   Accrued income taxes                                      7,395        182           ---              7,577
                                                       -----------   --------   -----------          ---------
         Total current liabilities                         123,761      9,956         1,000            134,717

Long-term debt                                             506,098        ---        65,000   /(7)/    571,098
Deferred compensation                                        6,434        ---           ---              6,434

Stockholders' equity (deficit):
  Common stock                                               1,214         13           (13)             1,214
  Additional paid-in capital                               318,941     55,773       (55,773)           318,941
  Retained earnings (deficit)                             (617,824)   (33,439)       33,439           (617,824)
  Unearned compensation                                     (9,484)       ---           ---             (9,484)
  Cumulative other comprehensive
   income (loss)                                            (1,428)       195          (195)            (1,428)
                                                       -----------   --------   -----------          ---------
   Total stockholders' equity (deficit)                   (308,581)    22,542       (22,542)          (308,581)
                                                       -----------   --------   -----------          ---------
                                                       $   327,712   $ 32,498   $    43,458          $ 403,668
                                                       ===========   ========   ===========          =========

_______________________
See Notes to Pro Forma Consolidated Balance Sheet on Page 8.

Notes to Pro Forma Consolidated Balance Sheet
---------------------------------------------

(1)  Represents the cash paid to fund a portion of the acquisition
(2)  Represents an additional allowance for bad debts
(3)  Represents an adjustment to the inventory valuation
(4)  Represents an adjustment related to deferred taxes
(5)  Represents the unamortized excess purchase price
(6)  Represents the additional accruals for compensation and other expenses
(7)  Represents the additional debt required to fund the acquisition

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DYNATECH CORPORATION
                                    -----------------------------------


Date January 14, 2000               /s/ ALLAN M. KLINE
----------------------              -----------------------------------
                                    Allan M. Kline
                                    Vice President, Chief Financial
                                    Officer and Treasurer


Date January 14, 2000               /s/ ROBERT W. WOODBURY, JR.
----------------------              -----------------------------------
                                    Robert W. Woodbury, Jr.
                                    Vice President, Corporate
                                    Controller and Principal Accounting
                                    Officer

                                 EXHIBIT INDEX


Exhibit        Description
_______        __________

 2.1 Agreement and Plan of Merger, dated September 7, 1999, between Target, the Registrant and Purchaser (previously filed on September 14, 1999, with the Securities and Exchange Commission as an Exhibit to the combined Schedule 14D-1 and Schedule 13D of Purchaser and the Registrant and incorporated herein by reference).

 3.0           Applied Digital Access, Inc. Form 10-K as of December 31, 1998.

 4.0           Applied Digital Access, Inc. Form 10-Q as of June 30, 1999.

 5.0           Consent of Independent Accountants.

 6.0           Consent of Independent Accountants.

99.1 Press Release of the Registrant, dated November 1, 1999 (previously Filed on November 2, 1999 as an exhibit to Amendment No. 3 to the combined Schedule 14D-1 and Schedule 13D of Purchaser and the Registrant and incorporated herein by reference).

99.2 Press Release of the Registrant, dated November 8, 1999 (previously filed on November 1, 1999 with the Securities and Exchange Commission as an exhibit to the Registrant's Current Report on Form 8-K and incorporated herein by reference).